UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                              ---------------------

                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


      Date of Report (Date of Earliest Event Reported): October 3, 2002

                               M.D.C. Holdings, Inc.
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             (Exact name of registrant as specified in its charter)




    Delaware                     1-8951                      84-0622967
----------------            ----------------             ------------------
(State or other         (Commission file number)           (I.R.S. employer
jurisdiction of                                           identification no.)
 incorporation)

          3600 South Yosemite Street, Suite 900, Denver, Colorado 80237
         --------------------------------------- ------------------------
         (Address of principal executive offices)               (Zip code)


        Registrant's telephone number, including area code: (303) 773-1100
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                                Not Applicable
       --------------------------------------------------------------------
          (Former name or former address, if changed since last report)

ITEM 5.  OTHER EVENTS

         On October 3, 2002, the Registrant issued the press release attached as Exhibit 99.1 to this Current Report on Form 8-K.


ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS

            (c) Exhibits

Exhibit Number                          Description
--------------  ------------------------------------------------------------

Exhibit 99.1    Press Release dated October 3, 2002

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                -------------------

                                                 M.D.C. HOLDINGS, INC.



                                             By:  /s/ Joseph H. Fretz
                                                  -------------------------
Dated: October 3, 2002                            Joseph H. Fretz
                                                  Secretary and Corporate
                                                    Counsel

                             INDEX TO EXHIBITS


Exhibit Number                          Description
--------------  ------------------------------------------------------------

Exhibit 99.1    Press Release dated October 3, 2002